Exhibit 10.36

Certain identified information in this document has been excluded because it is both (i) not material and (ii) would likely cause competitive harm if publicly disclosed. [***] indicates where such information has been omitted.

AMENDMENT No. 2 TO

MANUFACTURE AND SUPPLY AGREEMENT

This Amendment No. 2 to the Manufacture and Supply Agreement (“Amendment No. 2”), dated December 13, 2023 (“Effective Date”), is entered into by and between Savara ApS, a Denmark private limited company having registered offices at c/o Lundgrens Advokatpartnerselskab, Tuborg Boulevard 12, 2900 Hellerup, Denmark (“Savara”) and GEMABIOTECH SAU, a corporation organized under the laws of Argentina, having registered offices at Fray Justo Sarmiento 2350 Edificio 2B Piso 5, Olivos, Province of Buenos Aires, Argentina (“GEMA”) (each referred herein by name, or individually, as a “Party” or collectively, as the “Parties”).

WHEREAS, Savara and GEMA entered into a Master Services Agreement dated April 26, 2019 (the “Agreement”) providing for Savara to engage GEMA to manufacture the API (as defined in the Agreement) and GEMA to achieve commercial compliance and manufacture and supply the API, which was subsequently amended by Amendment No. 1 dated December 7, 2022; and

WHEREAS, the parties now wish to amend the Agreement to modify certain terms of the Agreement.

NOW THEREFORE, in consideration of the recitals set forth above, the mutual covenants, terms and conditions set forth below, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

1.
Section 4.8. The following is added to the Agreement as a new Section 4.8:

4.8 Purchase Requirement. For 10 years following the date of receipt of approval by a Regulatory Authority of the first Regulatory Filing for the marketing and sale of the first Product in any country, Savara will purchase from GEMA the API required for [***]% of such Product offered for sale (the “Purchase Requirement”); provided, however, the Purchase Requirement will no longer apply if (i) the price charged by GEMA is greater than [***]% more than the price charged by an alternative supplier, (ii) there is a Shortage of Supply, or (iii) GEMA at any time fails to fulfill a Purchase Order.

2.
Exhibit 6.1. The Pricing and Milestone Schedule attached to the Agreement as Exhibit 6.1 is hereby replaced in its entirety by Exhibit 6.1 attached hereto.

3.
Notice. Savara’s address for notice in Section 14.5 of the Agreement is hereby amended and restated in its entirety to read as follows:

Savara ApS

c/o Savara Inc.

1717 Langhorne Newtown Rd.

Suite 300

Langhorne, PA 19047

Email: dave.lowrance@savarapharma.com

Attention: Chief Financial & Administrative Officer

Exhibit 10.36

4.
Capitalized terms used but not defined in this Amendment No. 2 shall have the meaning as ascribed to them in the Agreement. Upon execution, this Amendment No. 2 shall be made part of the Agreement and shall be incorporated therein by reference. Except as provided herein, all other terms and conditions of the Agreement shall remain in full force and effect.

Exhibit 10.36

IN WITNESS WHEREOF, the parties have caused this Amendment No. 2 to the Agreement to be executed on the Effective Date set forth above.

Savara ApS GEMABIOTECH SAU

By: _/s/ David Lowrance____________ By: __/s/ Juan Ceriani_____________

Name: __David Lowrance ___________ Name: ___ Juan Ceriani____________

Title: Chief Financial & Administrative Officer Title: ____General Manager_________

Date: __December 18, 2023__________ Date: ____ December 19, 2023_______

Exhibit 10.36

Exhibit 6.1

Pricing and Milestone Schedule

Purchase Price of API:

Prior to Market Authorization: $[***] per gram of Molgramostim API

Following Market Authorization: $[***] per gram of Molgramostim API

Milestone Payments

	Milestone Event	Activities	Milestone Payment
(in USD)
1	Effective date of the Agreement	Batch N°18-GMCF-031-010 Release
Completed/Paid		Batch N°18-GMCF-031-010 Samples Characterization	$[***]
Protocol for Upstream Characterization
Upstream Characterization Final Report
2	Validations stage 1 completion	Protocol for Downstream Characterization
Completed/Paid		Downstream Characterization Final Report	$[***]
New Analytical Methods Development Report
New Analytical Methods Development SOPs
3	Validations of analytical method completion	Validation or Revalidation of IPC Protocol
Completed/Paid		Validation or Revalidation of IPC Final Report
Validation or Revalidation of Analytical Techniques for DS Protocols
		Validation or Revalidation of Analytical Techniques for DS Final Report	$[***]
Reference standard, manufacturing and testing protocol
Reference standard, manufacturing and report
4	Validations stage 2 completion	Stability study protocol
Stability study start-up
Protocols for Validation GMP batch
Completed/Paid		Validation of GMP batch (including 3 batches –up to120 gr) CoA
		Validation of GMP batch Final Report	$[***]

Exhibit 10.36

Activities related to preparation for technology transfer
5		Batch fermentation ($473,000)
Completed/Paid	Execution of Amendment No. 1	Preparation for FDA Audit ($300,000)	$[***]
Facility improvements for GMP compliance ($250,000)

6 Expected [***]	Single Use	Readiness to initiate updating Quality and Production documentation from the actual manufacturing systems to Single Use format Readiness to initiate Engineering Batch with Single Use Containers	$[***] $[***]
7 Expected [***]	Validation Approvals	Completion of cleaning and sterilization validation	$[***]
8 Expected [***] Expected [***]	Batches	Completion of three successful fermentation batches Completion of three successful purification batches	$[***] $[***]
9 Expected [***]	Mock PAI	Successful JYA Mock PAI with no more than three critical findings, which are then resolved	$[***]
10 Expected [***]	Marketing Authorization	Includes approval of GEMA as a production site for molgramostim	$[***]
Total Potential Milestone Payments			$[***]